The Saratoga Advantage Trust

U.S. Government Money Market Portfolio

Supplement dated August 5, 2011 to the Class I SharesU.S Government Money Market Portfolio Prospectus Dated
December 31, 2010 of the Saratoga Advantage Trust (the “Prospectus”)

This Supplement updates and supersedes any contrary information contained in the Prospectus dated December 31, 2010 of the Saratoga Advantage Trust (the “Trust”) with respect to the Trust’s U.S. Government Money Market Portfolio (the “Portfolio”).

Effective August 5, 2011, CLS Investments, LLC (“CLS”) replaced Milestone Capital Management, LLC (“Milestone”) as the Adviser to the Portfolio.  The portfolio management team that managed the Portfolio as employees of Milestone will continue to manage the Portfolio as employees of CLS. All other information pertaining to the Portfolio remains unchanged except as noted below.

Reference is made to the section entitled “PORTFOLIO SUMMARY: U.S. GOVERNMENT MONEY MARKET PORTFOLIO”, beginning on page 1 of the Prospectus.  The sub-section entitled “Adviser” on page 4 is deleted in its entirety and replaced with the following:

Adviser:  CLS Investments, LLC (“CLS” or the “Adviser”) has served as Adviser to the Portfolio since August 2011.

Reference is made to the section entitled “MANAGEMENT”, beginning on page 6 of the Prospectus.  In the sub-section entitled “ADVISER”, beginning on page 6 of the Prospectus, the second paragraph is deleted in its entirety and replaced with the following:

CLS Investments, LLC (“CLS”), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio.  CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies, and corporations since 1989. CLS is located at 4020 South 147th Street, Omaha, NE 68137.   As of June 30, 2011, CLS had approximately $8.4 billion in assets under management. CLS is an affiliate of Gemini Fund Services, LLC and Northern Lights Distributors, LLC, the Trust’s Administrator/Transfer Agent and Distributor, respectively.

Please retain this supplement for future reference.